Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Consolidated Resources Health Care Fund II (the "Partnership") on Form 10-K for the period ending December 31, 2000 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John F. McMullan, Principal Executive Officer and Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, subject to the qualification noted below:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Partnership.

This certification is qualified by the fact that the Report was not filed within 90 days after the end of the Partnership's fiscal year as required by General Instruction A to Form 10-K.

Date:  February 10, 2003                By:  /s/ John F. McMullan
                                        ----------------------------------------
                                        John F. McMullan
                                        Chief Financial Officer (chief executive
                                        officer and chief financial officer of
                                        the Partnership)